UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

Creatd, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC

Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2021, the Board of Directors (the “Board”) of Creatd, Inc. (the “Company”), upon the approval and recommendation of the Compensation Committee of the Board, approved new compensation arrangements for each of the independent members (each an “Independent Director”) of the Board (the “Compensation Terms”), in accordance with the Company’s 2020 Equity Incentive Plan. Pursuant to the Compensation Terms, upon being elected to the Board, each Independent Director shall receive an initial issuance of 50,000 options to purchase the Company’s common stock, par value $0.001 (“Common Stock”), which shall vest over a three-year period and expire five years following the date of vesting (“Options”), having a strike price of the closing price as of the last day prior to the grant (last day preceding date of appointment) with the Chairman of the Board receiving an additional 50,000 Options. Each Independent Director will also receive a quarterly payment of (i) restricted shares of the Company’s Common Stock in the amount equal to $12,500 (“Quarterly Shares”), , priced at the closing price as of the last day prior to the grant (last day of preceding quarter) and (ii) Options in an amount equal to $12,500 (the “Quarterly Options”), having a strike price of the closing price as of the last day prior to the grant (last day of preceding quarter). The Chairman of the Board will receive an additional $12,500 of both Quarterly Shares and Quarterly Options. An Independent Member who is also a member of a committee of the Board (“Committee”) will receive an annual payment of an additional 2,500 Options, issued quarterly and vesting one year following their issuance, with the chairperson of each Committee receiving a total of 10,000 of such Options. Options provide for cashless exercise at option of holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: February 17, 2021	By:	/s/ Jeremy Frommer
	Name:	Jeremy Frommer
	Title:	Chief Executive Officer

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